EXHIBIT 8.1

List of Subsidiaries and Affiliated Entities

(As of March 31, 2015)

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
1. CISG Holdings Ltd. (1)	100%	BVI
2. Minkfair Insurance Management Limited (2)	100%	Hong Kong
3. CNinsure Holdings Ltd. (3)	100%	BVI& Hong Kong
4. CNinsure Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd. (also known Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd.). (4)	100%	PRC
5. CNinsure Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.(also known as Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.) (4)	100%	PRC
6. CNinsure Insurance Sales Service Group Company Limited (formerly known as Shenzhen Fanhua Nanfeng Investment Holding Co., Ltd.) (5)	100%	PRC
7. Guangdong Meidiya Investment Co., Ltd. (6)	100%	PRC
8. Fujian CNinsure Investment Co., Ltd. (also known as Fujian Fanhua Investment Co., Ltd.) (7)	100%	PRC
9. Beijing Fanlian Investment Co., Ltd. (8)	100%	PRC
10. Litian Zhuoyue Software (Beijing) Co., Ltd. (8)	100%	PRC
11. Guangzhou Zhongqi Enterprise Management Consulting Co., Ltd. (9)	100%	PRC
12. Beijing Ruisike Management Consulting Co., Ltd. (10)	100%	PRC
13. Ying Si Kang Information Technology (Shenzhen) Co., Ltd. (11)	100%	PRC
14. Shenzhen Bangbang Auto Services Co., Ltd. (6)	100%	PRC
15. Shenzhen Qunabao Information Technology Co., Ltd. (6)	100%	PRC
16. InsCom Service Limited (2)	100%	CAI
17. InsCom Management Limited(12)	100%	BVI

18. InsCom Century Limited(12)	100%	HK
Insurance Agencies
19. Guangzhou Huajie Insurance Agency Co., Ltd. (6)	100%	PRC
20. Dongguan Zhongxin Insurance Agency Co., Ltd. (6)	100%	PRC
21. CNinsure Times Insurance Sales & Service Co., Ltd. (6)	100%	PRC
22. CNinsure Lianxing Insurance Sales Co., Ltd.(also known as Fanhua Lianxing Insurance Sales Co., Ltd.)(13)	100%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
23. Sichuan CNinsure Insurance Agency Co., Ltd.(also known as Sichuan Fanhua Insurance Agency Co., Ltd.) (14)	100%	PRC
24. Beijing Fanlian Insurance Agency Co., Ltd.(14)	100%	PRC
25. Beijing CNinsure Insurance Agency Co., Ltd. (also known as Beijing CNinsure Insurance Agency Co., Ltd.)(14)	100%	PRC
26. Beijing CNinsure Fumin Insurance Agency Co., Ltd. (also known as Beijing Fanhua Fumin Insurance Agency Co., Ltd.)(14)	100%	PRC
27. Guangzhou CNinsure Fanhua Yi’an Insurance Agency Co., Ltd. (also known as Guangzhou Fanhua Yi’an Insurance Agency Co., Ltd.) (14)	100%	PRC
28. Foshan Tuohua Insurance Agency Co., Ltd.(14)	100%	PRC
29. Dongguan Nanfeng Jiayu Insurance Agency Co., Ltd.(14)	100%	PRC
30. Fujian CNinsure Guoxin Insurance Agency Co., Ltd. (also known as Fujian Fanhua Guoxin Insurance Agency Co., Ltd.) (14)	100%	PRC
31. Hangzhou CNinsure Zhixin Insurance Agency Co., Ltd.(also known as Hangzhou Fanhua Zhixin Insurance Agency Co., Ltd.) (14)	100%	PRC
32. Tianjin CNinsure Xianghe Insurance Agency Co., Ltd. (also known as Tianjin Fanhua Xianghe Insurance Agency Co., Ltd.) (14)	100%	PRC
33. Changsha Lianyi Insurance Agency Co., Ltd.(15)	70%	PRC
34. Henan CNinsure Anlian Insurance Agency Co., Ltd. (also known as Henan Fanhua Anlian Insurance Agency Co., Ltd.) (14)	100%	PRC
35. Ninbo Baolian Insurance Agency Co., Ltd.(16)	51%	PRC
36. Shandong CNinsure Mintai Insurance Agency Co., Ltd. (also known as Shandong Fanhua Mintai Insurance Agency Co., Ltd.) (16)	51%	PRC
37. Jiaxing Lianbao Insurance Agency Co., Ltd. (17)	100%	PRC
38. Wenzhou Huilian Insurance Agency Co., Ltd. (14)	100%	PRC
39. Nanjing Yukai Insurance Agency Co., Ltd. (14)	100%	PRC
40. Guangdong CNinsure Nanfeng Insurance Agency Co., Ltd. (also known as Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd.)(14)	100%	PRC
41. Shenzhen CNinsure Nanfeng Insurance Agency Co., Ltd.(also known as Shenzhen Fanhua Nanfeng Insurance Agency Co., Ltd.) (18)	100%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
42. Hunan CNinsure Insurance Agency Co., Ltd. (also known as Hunan Fanhua Insurance Agency Co., Ltd.) (19)	55%	PRC
43. Guangdong Fanhua Bluecross Health Management Co., Ltd. (19)	100%	PRC
44. Hubei CNinsure Insurance Agency Co., Ltd. (also known as Hubei Fanhua Insurance Agency Co., Ltd.) (19)	60%	PRC
45. Liaoning CNinsure Gena Insurance Agency Co., Ltd. (also known as Liaoning Fanhua Gena Insurance Agency Co., Ltd.)(19)	60%	PRC
46. Zhejiang CNinsure Tongchuang Insurance Agency Co., Ltd. (also known as Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd.)(19)	60%	PRC
47. Jiangsu CNinsure Lianchuang Insurance Agency Co., Ltd. (also known as Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd.) (19)	70%	PRC
48. Sichuan CNinsure Xintai Insurance Agency Co., Ltd. (also known as Sichuan Fanhua Xintai Insurance Agency Co., Ltd.) (19)	100%	PRC
49. Jiangmen CNinsure Zhicheng Insurance Agency Co., Ltd. (also known as Jiangmen Fanhua Zhicheng Insurance Agency Co., Ltd.) (20)	100%	PRC
50. Hebei Fanlian Insurance Agency Co., Ltd.(20)	87.5%	PRC
51. Shenyang Fangda Insurance Agency Co., Ltd.(20)	51%	PRC
52. Shanghai CNinsure Guosheng Insurance Agency Co., Ltd. (also known as Shanghai Fanhua Guosheng Insurance Agency Co., Ltd.) (20)	55%	PRC
53. Jiangxi CNinsure Insurance Agency Co., Ltd. (also known as Jiangxi Fanhua Insurance Agency Co., Ltd.) (20)	70%	PRC
54. Fujian CNinsure Xinheng Insurance Agency Co., Ltd. (also known as Fujian Fanhua Xinheng Insurance Agency Co., Ltd.) (21)	100%	PRC
55. Nanping CNinsure Jinying Insurance Agency Co., Ltd. (also known as Nanping Fanhua Jinying Insurance Agency Co., Ltd.) (22)	51%	PRC
Insurance Brokerage Firms
56. CNinsure Bocheng Insurance Brokerage Co., Ltd. (also known as Fanhua Bocheng Insurance Brokerage Co., Ltd.)(6)	100%	PRC
57. Guangdong CNinsure Kafusi Insurance Brokerage Co., Ltd. (also known as Beijing Fanhua Fumin Insurance Agency Co., Ltd.)(14)	100%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
Insurance Claims Adjusting Firms
58. Guangdong CNinsure Fangzhong Investment Management Co., Ltd. (also known as Guangdong Fanhua Fangzhong Investment Management Co., Ltd.) (20)	51%	PRC
59. CNinsure Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd.) (23)	51%	PRC
60. Shanghai CNinsure Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Shanghai Fanhua Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd.) (24)	51%	PRC
61. Shenzhen CNinsure Property and Casualty Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Shenzhen Fanhua Property and Casualty Insurance Surveyors & Loss Adjustors Co., Ltd.) (24)	51%	PRC
62. Shenzhen CNinsure Software Technology Co., Ltd. (also known as Shenzhen Fanhua Software Technology Co., Ltd.) (24)	51%	PRC
63. Shenzhen Huazhong United Technology Co., Ltd. (25)	51%	PRC
64. Shenzhen Chetong Network Co., Ltd. (23)	51%	PRC
65. Guangzhou Suiyuan Insurance Surveyors & Loss Adjustors Co., Ltd. (6)	100%	PRC
Baoxian.com
66. InsCom Holdings Limited (26)	65.1%	BVI
67. InsCom Group Limited(27)	65.1%	BVI
68. InsCom HK Limited(27)	65.1%	Hong Kong
69. Bao Si Kang Information Technology (Shenzhen) Co., Ltd.(27)	65.1%	PRC

Affiliated Entities	Percentage Attributable to Our Company	Place of Incorporation
1. Sichuan Yihe Investment Co., Ltd.(28)	100%	PRC
2. Shenzhen Xinbao Investment Management Co., Ltd.(29)	65.1%	PRC
3. Shenzhen Dianlian Information Technology Co., Ltd.(30)	100%	PRC
4. Shijiazhuang CNinsure Anxin Investment Co., Ltd. (also known as Shijiazhuang Fanhua Anxin Investment Co., Ltd.) (31)	100%	PRC

Affiliated Entities	Percentage Attributable to Our Company	Place of Incorporation
5. CNinsure Century Insurance Sales & Service Co., Ltd. (also known as Fanhua Shiji Insurance Co., Ltd.) (32)	65.1%	PRC
6. Shenzhen InsCom E-commerce Co., Ltd.(33)	65.1%	PRC
7. Beijing Ying Si Kang Investment Management Co., Ltd. (32)	65.1%	PRC
8. Guangdong Ying Si Kang Information Technology Consulting Co., Ltd. (34)	100%	PRC
9. CNinsure Puyi Fund Sales Co., Ltd. (also known as Fanhua Puyi Investment Management Co., Ltd.)(35)	19.5%	PRC
10. Sincere Fame International Limited(36)	20.6%	BVI
11. Shanghai Teamhead Automobile Surveyors Co., Ltd.(37)	20.4%	PRC

(1)	100% of the equity interests in this company is held directly by CNinsure Inc.

(2)	100% of the equity interests in this company is held directly by CISG holdings Ltd.

(3)	100% of the equity interests in this company is held directly by Minkfair Insurance Management Limited.

(4)	100% of the equity interests in each of these companies are held directly by CNinsure Holdings Ltd.

(5)
We beneficially own 100% equity interests in this Company, of which 60% of the equity interests in this company is held directly by CNinsure Xinlian Information Technology Consulting (Shenzhen) Co., Ltd. and the remaining 40% by CNinsure Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd.

(6)	100% of the equity interests in each of these companies are held directly by CNinsure Insurance Sales Service Group Company Limited.

(7)
We beneficially own 100% equity interests in this company, of which 55% of the equity interests are held directly by Guangdong Meidiya Investment Co., Ltd. and the remaining 45% by Sichuan Yihe Investment Co., Ltd.

(8)	100% of the equity interests in each of these companies are held directly by CNinsure Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.

(9)	76.9% of the equity interests in this company is held directly by Beijing Fanlian Investment Co., Ltd. and the remaining 23.1% by Meidiya Investment Co., Ltd.

(10)	95% of the equity interests in this company is held directly by Beijing Fanlian Investment Co., Ltd. and the remaining 5% by Guangzhou Zhongqi Enterprise Management Consulting Co., Ltd.

(11)	100% of the equity interests in this company are held directly by Litian Zhuoyue Software (Beijing) Co., Ltd.

(12)	100% of the equity interests in each of these companies are held directly or indirectly by Inscom Service Limited.

(13)
We beneficially own 100% equity interests in this Company, of which 99% of the equity interests are held directly by CNinsure Insurance Sales Service Group Company Limited and the remaining 1% by Sichuan Yihe Investment Co., Ltd. in which we beneficially own 100% equity interests.

(14)	100% of the equity interests in each of these company are held directly by CNinsure Times Insurance Sales & Service Co., Ltd.

(15)	70% of the equity interests in each of these company are held directly by CNinsure Times Insurance Sales & Service Co., Ltd.

(16)	51% of the equity interests in each of these company are held directly by CNinsure Times Insurance Sales & Service Co., Ltd.

(17)	70% of the equity interests in this company are held directly by CNinsure Times Insurance Sales & Service Co., Ltd. and the remaining 30% by Meidiya Investment Co., Ltd.

(18)	100% of the equity interests in this company are held directly by Guangdong CNinsure Nanfeng Insurance Agency Co., Ltd.

(19)	Majority equity interests in the range of 51-100% in each of these companies are held directly by CNinsure Lianxing Insurance Sales Co., Ltd.

(20)	Majority equity interests in the range of 51-100% in each of these companies are held directly by Guangdong Meidiya Investment Co., Ltd.

(21)	55% of the equity interests in this company are held directly by Guangdong Meidiya Investment Co., Ltd. and the remaining 45% by Sichuan Yihe Investment Co., Ltd.

(22)	51% of the equity interests in this company are held directly by Fujian CNinsure Xinheng Insurance Agency Co., Ltd.

(23)	100% of the equity interests in each of these companies are held directly by Guangdong CNinsure Fangzhong Investment Management Co., Ltd.

(24)	100% of the equity interests in each of these companies are held directly by CNinsure Insurance Surveyors & Loss Adjustors Co., Ltd.

(25)	100% of the equity interests in each of these company are held directly by Shenzhen CNinsure Software Technology Co., Ltd.

(26)	65.1% of the equity interest in this company are held directly by CISG Holdings Ltd.

(27)	100% of the equity interests in each of these companies are held directly or indirectly by Inscom Holdings Limited.

(28)
We beneficially own 100% equity interests in this company, of which 20% of the equity interests are held directly by CNinsure Insurance Sales Group Company Limited and the remaining 80% by two individual shareholders.

(29)	We beneficially own 65.1% equity interests in this company.

(30)	We beneficially own 100% equity interests in this company.

(31)	100% of the equity interests in this company are held directly by Sichuan Yihe Investment Co., Ltd.

(32)	100% of the equity interests in each of these companies are held directly by Shenzhen Xinbao Investment Management Co., Ltd. in which we beneficially own 65.1% quity interests.

(33)	100% of the equity interests in this company are held directly by CNinsure Century Insurance Sales & Service Co., Ltd.

(34)	100% of the equity interests in this company are held directly by InsCom Century Limited.

(35)	19.5% of the equity interests in this company are held directly by Litian Zhuoyue Software (Beijing) Co., Ltd.

(36)	20.6% of the equity interests in this company are held directly by CISG Holdings Ltd.

(37)	40% of the equity interests in this company are held by Shanghai CNinsure Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd.